SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement               [_] Confidential, For  Use  of
                                                    the Commission Only
                                                    (As Permitted by Rule
                                                     14a-6(e)(2))

|_|   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              ADZONE RESEARCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

--------------------------------------------------------------------------------

                              ADZONE RESEARCH, INC.
                            4062-80 Grumman Boulevard
                            Calverton, New York 11933

                  TO THE STOCKHOLDERS OF ADZONE RESEARCH, INC.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Meeting") of AdZone Research, Inc., a Delaware corporation (the "Company"), will be held on May 30, 2006 at 12:00 P.M. Eastern Standard Time at The Inn at East Wind, 5720 Route 25A, Wading River, New York 11792, for the following purposes:

1. To amend the Company's certificate of incorporation to increase the authorized number of common stock, par value $0.001 per share, from 200,000,000 shares to 400,000,000 shares (the text of the Amended Certificate of
Incorporation of AdZone Research, Inc. is attached hereto as Appendix A) (Proposal 1); and

2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof (Proposal 2).

Only stockholders who own shares of our common stock at the close of business on *, 2006 are entitled to notice of and to vote at the special meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope

You may also vote in person at the special meeting, even if you use the option listed above.

We have enclosed with this Notice of Special Meeting, a proxy statement, a form of proxy and a copy of our special report to stockholders. Our special report is not a part of this proxy statement.

                       By Order of the Board of Directors


                       /s/ Charles Cardona
                       --------------------------------------
                       Charles Cardona, Chairman of the Board


Calverton, New York
*, 2006

                              ADZONE RESEARCH, INC.
                            4062-80 Grumman Boulevard
                            Calverton, New York 11933
                              (Tel) (631) 369-1100
                              (Fax) (631) 369-4024

            PROXY STATEMENT FOR 2006 SPECIAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our May 30, 2006 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2006. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

May 30, 2006, 12:00 P.M. Eastern Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at The Inn at East Wind, 5720 Route 25A, Wading River, New York 11792.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

You will be voting on the following matters:

1. INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. To amend the Company's certificate of incorporation to increase the authorized number of common stock from 200,000,000 shares to 400,000,000 shares; and

2. OTHER BUSINESS. To transact such other business as may properly come before the special meeting or any adjournment of the special meeting. The Board of Directors is not aware of any other business to come before the Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE AUTHORIZATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK HAS BEEN APPROVED BY YOUR BOARD OF DIRECTORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to Island Stock Transfer, the Company's Registrar and Transfer Agent, at 100 Second Avenue South, 300N, St. Petersburg, Florida 33701. A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o "FOR" the adoption of the increase in the authorized number of shares of common stock.

If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1. Submitting another proxy by mail with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to Island Stock Transfer, the Company's Registrar and Transfer Agent, at 100 Second Avenue South, 300N, St. Petersburg, Florida 33701; or

3. Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

One-third of the outstanding shares of the Company common stock entitled to vote at the special meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

The proposal to amend the Certificate of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

            PROPOSAL 1: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK
                         FROM 200,000,000 TO 400,000,000
                           (ITEM 1 ON THE PROXY CARD)

      On * 2006, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article FOURTH would be amended to read as follows and would be filed with the Delaware Secretary of State:

            "FOURTH. The number of shares of stock which this Corporation is authorized to issue is:

            FOUR HUNDRED MILLION (400,000,000) shares with a par value of $0.001 per share."

      The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

      As of the Record Date, a total of * shares of the Company's currently authorized * shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

      Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 200,000,000 TO 400,000,000.

         BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our common stock as of April 14, 2006.

o by each person who is known by us to beneficially own more than 5% of our common stock;
o     by each of our officers and directors; and
o     by all of our officers and directors as a group.


                                                                  % of Class
Name and address                     Number of Shares         Beneficially Owned
----------------                     ----------------         ------------------
Charles Cardona                        35,792,422(1)                 19.53%
17 Sunny Line Dr.
Calverton, NY 11933

John Cardona                           31,826,849(2)                 17.37%
118 Overlook Dr.
Aquebogue, NY 11931

Warren Hamburger                        3,418,000                     1.87%
42 Fire Island Ave.
Babylon, NY 11702

Russell Ivy                             2,085,000                     1.13%
211 West Sealy Street
Alvin, TX 77511

John B. Conley
90 Red Creek Road
Hampton Bays, NY 11946                  1,758,000                     0.96%
1.0%

All Executive Officers and
Directors of AdZone as
a Group (6 persons)                    74,880,271                    40.86%

The Nutmeg Group LLC                    6,262,569                     3.42%
3346 Commercial Avenue
Northbrook, IL 60062

The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Securities Exchange Act of 1934. Beneficially owned securities may include securities owned by and for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual. Beneficially owned securities may also include other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days of April 14, 2006 pursuant to the conversion of convertible equity, exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities.

The above-referenced percentages are given on a fully-diluted basis for such owner only. We are not assuming in the number of shares outstanding for purposes of this table that all options and rights have been exercised.

(1) Includes 15,055,000 shares that may be acquired upon exercise of stock options granted to Mr. Cardona at exercise prices ranging from $0.05 to $3.00 per share. Excludes securities owned by John Cardona, Mr. Cardona's brother; 113,500 shares owned by Peter Cardona, Mr. Cardona's brother and 690,000 shares owned by Valerie Cardona, Mr. Cardona's mother, with respect to all of which Mr. Cardona disclaims beneficial ownership. Plus 4,000,000 shares owed to Mr. Cardona under the agreement which he loaned AdZone 4,000,000 shares for the purpose of a stock loan.

(2) Includes 15,055,000 shares that may be acquired upon exercise of stock options granted to Mr. Cardona at exercise prices ranging from $0.05 to $3.00 per share. Excludes securities owned by Charles Cardona, Mr. Cardona's brother; 113,500 shares owned by Peter Cardona, Mr. Cardona's brother and 690,000 shares owned by Valerie Cardona, Mr. Cardona's mother, with respect to all of which Mr. Cardona disclaims beneficial ownership. Plus 4,000,000 shares owed to Mr. Cardona under the agreement, which he loaned AdZone 4,000,000 shares for the purpose of a stock loan.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2005, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that, during fiscal year 2005, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table summarizes all compensation paid by us with respect to the fiscal year ended March 31, 2005 for the Chief Executive Officer and all other executive offices whose total cash compensation exceeds $100,000 in the fiscal year ended March 31, 2005.

                           SUMMARY COMPENSATION TABLE

                                                       Other Annual            Long-Term
                                                       Compensation          Compensation
                                                     (# of Share of      Awards (# Securities
Name and Positions       Year   Salary ($)   Bonus    Common Stock)       Underlying Options)
=============================================================================================
Charles Cardona
Chief Executive Officer  2005   $312,624
Acting Chief Financial   2004   $188,551(2)      0        5,471,151 (1)           50,000
Officer                  2003   $190,385         0                0                    0
Director

John Cardona
Director                 2005   $312,624
                         2004   $ 83,418(3)      0        5,706,899 (1)          100,000
                         2003   $190,385         0                0                    0

(1) These shares were issued and charged against accrued liabilities in the amount of $160,000.

(2) Excludes $98,472 that was charged against accrued liabilities.

(3) Excludes $41,800 that was charged against accrued liabilities.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth, for each of the named executive officers, information concerning the number of shares received during fiscal 2005 upon exercise of options and the aggregate dollar amount received from such exercise, as well as the number and value of securities underlying unexercised options held on March 31, 2005.

                                                                          Value of Unexercised
                                              Number of Unexercised           In-The-Money
                                              Securities Underlying            Option/SARs
Name              Shares Acquired   Value     Options/SARs at FY-End            At FY-End
                   On Exercise     Realized  Exercisable/Unexercisable         Exercisable
-----              -------------   --------  -------------------------     -------------------
Charles Cardona       -0-            $0              4,000,000                  $60,000
John Cardona          -0-            $0              4,000,000                  $60,000

Employment Agreements

On February 5, 2004, we entered into an employment agreement with Mr. Charles Cardona, which superseded all prior agreements. In this agreement, Mr. Cardona will continue to serve as our Chief Executive Officer, through February 5, 2007. This agreement contains the following terms and conditions:

Position: CEO

Effective Date: February 5, 2004

BASE SALARY:

2004 - $161,000 annual
2005 - $181,000 annual
2006 - $191,000 annual

The initial base salary shall be reduced to $1,500 per week until such time as we reach a cash flow positive position for at least 1 month, or we raise at least $2 Million within 12 months, or management deems that our cash position is sufficient to support an increase. No additional salary above the reduced base shall accrue as back salary during the first 6 months of this contract.

Bonuses: Quarterly Qualitative Bonus of $ 10,000

2ND YEAR, YEAR END QUALITATIVE BONUS OF $ 25,000

Profitability Bonus: If we reach annual profitability employee will receive a $100,000 bonus plus 250,000 shares in stock.

Mr. Cardona shall receive an annual bonus as follows:

0.5% of the previous years revenues plus 3.5% of the previous years profits plus 0.5% of the transaction price of any acquisition.

The Board of Directors shall at its discretion grant up to an additional $100,000 in bonus to Mr. Cardona on an annual basis.

Stock Options: The employee shall receive options to purchase 3,000,000 (Three Million) shares as follows:

o     Options for 750,000 shares at $.85

o     Options for 750,000 shares at $1.00

o     Options for 750,000 shares at $1.50

o     Options for 750,000 shares at $1.75

All the options granted above shall be exercisable for 6 years from the date of granting.

Additionally we shall maintain any existing options under previous contracts.

Additional Incentives: Charles A. Cardona will receive 5% of all sales he is involved with.

Other Agreements: Medical and Dental insurance is fully paid for the employee by us during the employment period. We shall reimburse or pay for reasonable company vehicle expenses including lease or purchase payments, gas, tolls and repairs. We agree to defend employee against any and all legal claims and litigation. In addition, we further agree to pay all expenses arising from any and all litigation, including but not limited to attorney's fee's legal fee's and miscellaneous expenses. Legal representation for Charles A. Cardona will continue beyond the term of this contract and will continue for the remainder of Charles A. Cardona's life.

On February 5, 2004, we entered into an Employment Agreement with Mr. John A. Cardona (JCardona), which superseded all prior agreements. In this agreement, JCardona will serve as our Chief Operating Officer, through February 5, 2007. This agreement contains the following terms and conditions:

Position: COO

Effective Date: February 5, 2004

BASE SALARY:

2004 - $161,000 annual
2005 - $181,000 annual
2006 - $191,000 annual

The initial base salary shall be reduced to $1,500 per week until such time as we reach a cash flow positive position for at least 1 month, or we raise at least $2 Million within 12 months, or management deems that our cash position is sufficient to support an increase. No additional salary above the reduced base shall accrue as back salary during the first 6 months of this contract.

Bonuses: Quarterly Qualitative Bonus of $ 10,000

2ND YEAR, YEAR END QUALITATIVE BONUS OF $ 25,000

PROFITABILITY BONUS:

If we reach annual profitability employee will receive a $100,000 bonus plus 250,000 shares in stock.

JCardona shall receive an annual bonus as follows:

0.5% of the previous years revenues plus 3.5% of the previous years profits plus 0.5% of the transaction price of any acquisition.

The Board of Directors shall at its discretion grant up to an additional $100,000 in bonus to JCardona on an annual basis.

Stock Options: The employee shall receive options to purchase 3,000,000 (Three Million) shares as follows:

o     Options for 750,000 shares at $.85

o     Options for 750,000 shares at $1.00

o     Options for 750,000 shares at $1.50

o     Options for 750,000 shares at $1.75

All the options granted above shall be exercisable for 6 years from the date of granting.

Additionally we shall maintain any existing options under previous contracts.

Additional Incentives: John A. Cardona will receive 5% of all sales he is involved with.

Other Agreements: Medical and Dental insurance is fully paid for the employee by us during the employment period. We shall reimburse or pay for reasonable company vehicle expenses including lease or purchase payments, gas, tolls and repairs. We agree to defend employee against any and all legal claims and litigation. In addition, we further agree to pay all expenses arising from any and all litigation, including but not limited to attorney's fee's legal fees, and miscellaneous expenses. Legal representation for John A. Cardona will continue beyond the term of this contract and will continue for the remainder of John A. Cardona's life.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In prior periods, our officers advanced various monies to us under formal unsecured note documents bearing interest at 10.0%. The advances were repayable in at least minimum aggregate monthly amounts of approximately $370. During Fiscal 2004, no advances were made and all amounts previously advanced amounts to our officers were repaid in full.

The following table reflects the advances and repayments during each of the two years in the period ended March 31, 2005:


Year ended March 31,             Advances        Repayments
                          -----------------------------------
       2004                         none          $33,754
       2005                         none            none

In the opinion of management, the above-referenced transactions are at least as fair to us as we would expect to negotiate with unaffiliated third parties.

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       By Order of the Board of Directors


                       /s/ Charles Cardona
                       --------------------------------------
                       Charles Cardona, Chairman of the Board

Dated: *, 2006
Calverton, New York

PROXY
                              ADZONE RESEARCH, INC.
                  SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  MAY 30, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints CHARLES CARDONA, with full power of substitution in each, as proxy for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on May 30, 2006, at 12:00 P.M., local time, at The Inn at East Wind, 5720 Route 25A, Wading River, New York 11792, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

Proposal (1) Amending the Certificate of Incorporation to increase the Company's authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (2) To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1) and (2). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.


Signature (Please sign within the box) [ _______________________________ ]


DATE: ____________________, 2006


Signature (Joint owners) [_______________________________]


DATE: ____________________, 2006

                                  "APPENDIX A"


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                              ADZONE RESEARCH, INC.

      The undersigned, being the Chief Executive Officer of ADZONE RESEARCH, INC. (the "Corporation"), a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

      1. The name of the Corporation is ADZONE RESEARCH, INC.

      2. The Certificate of Incorporation of the Corporation is hereby amended by replacing Article FOURTH in its entirety, with the following:

            "FOURTH. The number of shares of stock which this Corporation is authorized to issue is:

            FOUR HUNDRED MILLION (400,000,000) shares with a par value of $0.001 per share."

      3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Charles Cardona, its Chief Executive Officer, this __th day of _______________________, 2006.


                              ADZONE RESEARCH, INC.


                              By:
                                  ------------------------------------
                              Charles Cardona, Chief Executive Officer